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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) April 6, 2000
                                                          -------------



                            CTI GROUP (HOLDINGS) INC.
               -------------------------------------------------
               (Exact name of registrant as specified in charter)



         Delaware                  000-10560                51-0308583
-------------------------  -----------------------     -------------------
(State or Other Juris-     (Commission File Number)    (IRS Employer Identi-
diction of Incorporation)                                  fication No.)


2550 Eisenhower Avenue, Norristown, PA                      19403
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(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code 610-666-1700
                                                   ------------


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         (Former name or former address, if changed since last report.)

                      ------------------------------------





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Item 5.  Other Events.

         On April 6, 2000, CTI Group (Holdings) Inc. ("CTIG") announced a proposed merger with Celltech Information Systems, Inc. ("Celltech"). A copy of CTIG's press release concerning the proposed merger dated April 6, 2000, is attached hereto as Exhibit A. A copy of the Agreement and Plan of Merger by and among CTIG, CTI Billing Solutions Inc., Celltech, David A. Warren, Frank S. Scarpa, Valerie S. Hart and Richard J. Donnelly, dated as of April 5, 2000, is attached hereto as Exhibit B.






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                CTI Group (Holdings) Inc.
                                (Registrant)


Date: April 10, 2000            By: /s/ Anthony P. Johns
                                    ----------------------
                                    Name:  Anthony P. Johns
                                    Title: President and Chief Executive Officer





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                                  EXHIBIT INDEX

Exhibit
-------

A.   Press Release dated April 6, 2000.

B. Agreement and Plan of Merger by and between CTIG, CTI Billing Solutions Inc., Celltech, David A. Warren, Frank S. Scarpa, Valerie S. Hart and Richard J. Donnelly, dated as of April 5, 2000.